Exhibit 32.1



        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
                  ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
               CHARTERMAC FOR THE QUARTER ENDED SEPTEMBER 30, 2006


In connection with the Quarterly Report on Form 10-Q of CharterMac for the quarterly period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marc D. Schnitzer, as Chief Executive Officer of our Company, and Alan P. Hirmes, as Chief Financial Officer of our Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:


    (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and


    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.



By:  /s/ Marc D. Schnitzer                          By:  /s/ Alan P. Hirmes
     ---------------------                               ------------------
     Marc D. Schnitzer                                   Alan P. Hirmes
     Chief Executive Officer                             Chief Financial Officer
     November 13, 2006                                   November 13, 2006